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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 9, 2004


                                   ENRON CORP.
               (Exact name of Registrant as specified in charter)


           OREGON                       1-13159                 47-0255140
(State or other jurisdiction     (Commission file number)    (I.R.S. employer
     of incorporation)                                      identification no.)


         1221 LAMAR, SUITE 1600
             HOUSTON, TEXAS                                     77010-1221
(Address of principal executive offices)                        (Zip Code)


       Registrants' telephone number, including area code: (713) 853-6161

                                 ENRON BUILDING
                                1400 SMITH STREET
                              HOUSTON, TEXAS 77002
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.     OTHER EVENTS.

         On March 9, 2004, Enron Corp. (the "Company") submitted a notice of registration with the Securities and Exchange Commission ("SEC") pursuant to
Section 5 of the Public Utility Holding Company Act of 1935 ("PUHCA"). The Company also filed a motion seeking leave to withdraw an application for exemption under Section 3(a)(4) of PUHCA that was pending before the SEC in File No. 70-10190 and to have the administrative proceeding instituted by the SEC in connection with such application in File No. 3-11373 dismissed as moot.

         By filing the notice of registration, the Company became a registered holding company under PUHCA. PUHCA imposes a number of restrictions on the operation of registered holding companies and their subsidiaries, including the requirement of prior approval by the SEC of securities issuances and certain restrictions on the ability to own or acquire businesses. PUHCA also regulates transactions between the companies in a holding company system. In addition, PUHCA regulates the declaration and payment of dividends; certain intra-system borrowings or indemnifications; sales, services or construction transactions with other holding company system companies; the issuance of debt or equity securities; and borrowings under credit facilities.

         By order, also issued on March 9, 2004, the SEC has granted the Company and its subsidiaries certain authorizations under PUHCA that will permit the Company and its subsidiaries to operate in the ordinary course of business as a registered holding company system. The authorizations granted encompass a variety of financing transactions, affiliated transactions and corporate restructuring actions that will permit the Enron group to continue the process of rationalizing its corporate structure, settling claims, and selling assets to maximize the value of the estates of the Company and its debtor subsidiaries. Specifically, the order: (i) authorizes the Company to enter into certain indemnification and tax allocation agreements in connection with the formation of Prisma Energy International Inc. and CrossCountry Energy, LLC; (ii) authorizes the issuance of new securities for the purpose of financing foreign utility companies ("FUCOs") and acquiring FUCO securities; (iii) authorizes transactions involving the acquisition of securities, indemnifications and guarantees as they may occur in the context of the sale of any Enron group company (except for Portland General Electric Company ("Portland General"));
(iv) grants relief from the dividend and acquisition, retirement and redemption restrictions under PUHCA as necessary in furtherance of the chapter 11 process to maximize value in the Enron group (except as to transactions involving Portland General); and (v) authorizes certain affiliate transactions among the Company and its subsidiaries. In addition, the order authorizes Portland General to issue short-term debt in accordance with an existing short-term revolving credit facility with certain banks and to issue short-term debt in the form of institutional borrowings, bid notes, and commercial paper as necessary to supplement or replace the short-term revolving credit facility.

         On the same date, the SEC has issued an order approving the Fifth Amended Joint Plan of Affiliated Debtors Pursuant to Chapter 11 of the United States Bankruptcy Code


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(the "Plan") filed by the Company and its debtor subsidiaries (the "Debtors")
and authorizing the Debtors to continue the solicitation of votes of the creditors for acceptances or rejections of the Plan. The order also authorizes the Debtors to conduct such transactions as may be necessary to effect the Plan, except for those transactions related to the sale or distribution of Portland General. The sale of Portland General or the distribution of the Company's ownership interest in Portland General to creditors pursuant to the Plan will require, among other approvals, separate authorization from the SEC under PUHCA.

         FORWARD-LOOKING STATEMENTS.

         THIS FORM 8-K MAY CONTAIN STATEMENTS THAT ARE FORWARD-LOOKING WITHIN THE MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933 AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934. INVESTORS ARE CAUTIONED THAT ANY SUCH FORWARD-LOOKING STATEMENTS ARE BASED ON MANAGEMENT'S CURRENT EXPECTATION AND, AS SUCH, ARE NOT GUARANTEES OF FUTURE PERFORMANCE. ACCORDINGLY, ACTUAL RESULTS COULD DIFFER MATERIALLY AS A RESULT OF KNOWN AND UNKNOWN RISKS AND UNCERTAINTIES, INCLUDING, BUT NOT LIMITED TO: VARIOUS REGULATORY ISSUES; THE OUTCOME OF THE COMPANY'S CHAPTER 11 PROCESS; RISKS INHERENT IN THE COMPANY'S CHAPTER 11 PROCESS, SUCH AS THE NON-CONFIRMATION OF THE PLAN, NON-OCCURRENCE OR DELAYED OCCURRENCE OF THE PLAN'S EFFECTIVE DATE OR DELAYED DISTRIBUTION OR NON-DISTRIBUTION OF SECURITIES OR OTHER ASSETS UNDER THE PLAN; THE UNCERTAIN OUTCOMES OF ONGOING LITIGATION AND GOVERNMENTAL INVESTIGATIONS INVOLVING THE COMPANY'S OPERATING SUBSIDIARIES AND THE DEBTORS, INCLUDING THOSE INVOLVING FOREIGN REGULATORS AND THE U.S. CONGRESS, THE DEPARTMENT OF JUSTICE, THE SEC, THE DEPARTMENT OF LABOR, THE INTERNAL REVENUE SERVICE, THE PENSION BENEFIT GUARANTY CORPORATION, THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC., THE FEDERAL ENERGY REGULATORY COMMISSION, THE COMMODITY FUTURES TRADING COMMISSION, THE FEDERAL TRADE COMMISSION, THE CALIFORNIA AND CONNECTICUT ATTORNEYS GENERAL AND NUMEROUS CONGRESSIONAL COMMITTEES AND STATE AGENCIES; THE UNCERTAIN OUTCOMES OF NUMEROUS LAWSUITS AND CLAIMS; THE EFFECTS OF NEGATIVE PUBLICITY ON THE COMPANY'S OPERATING SUBSIDIARIES' BUSINESS OPPORTUNITIES; THE EFFECTS OF THE DEPARTURE OF PAST AND PRESENT EMPLOYEES OF THE DEBTORS; UNCERTAIN RESOLUTION OF SPECIAL PURPOSE ENTITY ISSUES; THE PRELIMINARY AND UNCERTAIN NATURE OF VALUATIONS AND ESTIMATES CONTAINED IN THE PLAN; POTENTIAL ENVIRONMENTAL LIABILITIES; INCREASING COMPETITION AND OPERATIONAL HAZARDS FACED BY THE DEBTORS AND OPERATING SUBSIDIARIES OF THE COMPANY; THE POTENTIAL LACK OF A TRADING MARKET FOR THE SECURITIES DISTRIBUTED TO CREDITORS; UNCERTAINTIES CREATED BY THE LACK OF REPORTED INFORMATION FOR SECURITIES DISTRIBUTED TO CREDITORS AND THE LACK OF INDEPENDENT OPERATING HISTORY OF THE COMPANY'S OPERATING SUBSIDIARIES; ECONOMIC, POLITICAL, REGULATORY AND LEGAL RISKS AFFECTING THE FINANCES AND OPERATIONS OF THE DEBTORS AND THE COMPANY'S OPERATING SUBSIDIARIES; AND THE UNCERTAIN TIMING, COSTS AND RECOVERY VALUES INVOLVED IN THE DEBTORS' EFFORTS TO RECOVER ACCOUNTS RECEIVABLE AND TO LIQUIDATE THE REMAINING ASSETS.


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         AS EXPLAINED IN A NOVEMBER 8, 2001 FORM 8-K FILED BY THE COMPANY WITH
THE SEC, THE PREVIOUSLY ISSUED FINANCIAL STATEMENTS OF THE COMPANY FOR THE FISCAL YEARS ENDED DECEMBER 31, 1997 THROUGH 2000 AND FOR THE FIRST AND SECOND QUARTERS OF 2001 AND THE AUDIT REPORTS COVERING THE YEAR-END FINANCIAL STATEMENTS FOR 1997 THROUGH 2000 SHOULD NOT BE RELIED UPON. IN ADDITION, AS EXPLAINED IN AN APRIL 22, 2002 FORM 8-K FILED BY THE COMPANY, THE FINANCIAL STATEMENTS OF THE COMPANY FOR THE THIRD QUARTER OF 2001 SHOULD NOT BE RELIED UPON.

         AS EXPLAINED IN A JULY 11, 2003 FORM 8-K FILED BY THE COMPANY WITH THE SEC, THE COMPANY CONTINUES TO BELIEVE THAT THE EXISTING COMMON AND PREFERRED STOCK OF THE COMPANY HAVE NO VALUE. HOWEVER, THE PLAN PROVIDES THE COMPANY'S STOCKHOLDERS WITH A CONTINGENT RIGHT TO RECEIVE RECOVERY IN THE VERY UNLIKELY EVENT THAT THE AGGREGATE VALUE OF THE COMPANY'S ASSETS EXCEEDS THE TOTAL AMOUNT OF ALLOWED CLAIMS.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ENRON CORP.


Date:  March 9, 2004                   By: /s/ Raymond M. Bowen, Jr.
                                           ------------------------------------
                                           Name:   Raymond M. Bowen, Jr.
                                           Title:  Executive Vice President and
                                                   Chief Financial Officer


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